INDEPENDENT AUDITORS' CONSENT

                                                                    EXHIBIT 23.2


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 28, 2001 appearing in Factual Data Corp.'s Annual Report on Form 10-K for the year ended December 31, 2002.


                                         /s/ Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC

May 14, 2003
Denver, Colorado



                                        7